                                 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant
Check the appropriate box:
     Preliminary Proxy Statement
     Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to (S) 240.14a-12

                      KREISLER MANUFACTURING CORPORATION
                      ----------------------------------
               (Name of Registrant as Specified In Its Charter)

                     ---------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant )

Payment of Filing Fee (Check the appropriate box)
[X]  No fee required.
     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:
(2)    Form, Schedule or Registration Statement No.:
(3)    Filing Party:
(4)    Date Filed:

                      KREISLER MANUFACTURING CORPORATION

                    --------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               NOVEMBER 27, 2001

                    --------------------------------------

TO OUR STOCKHOLDERS:

     The Annual Meeting of stockholders of KREISLER MANUFACTURING CORPORATION (the "Company") will be held on Tuesday, November 27, 2001 at 1:30 P.M. (prevailing time), at the office of the Company, 5960 Central Avenue, Suite H, St. Petersburg, Florida 33707 for the following purposes:

     1.   To elect directors, as described in the accompanying Proxy Statement.

     2. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     The Board of Directors has fixed October 18, 2001 as the record date (the "Record Date") for the determination of stockholders entitled to vote at the meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the meeting or any postponement or adjournment thereof.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                             By order of the Board of Directors.


                                             EDWARD L. STERN, Secretary
October 26, 2001

                      KREISLER MANUFACTURING CORPORATION
                         5960 CENTRAL AVENUE, SUITE H
                        ST. PETERSBURG, FLORIDA  33707

                         _____________________________

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS

                         _____________________________


     The accompanying proxy is solicited by and on behalf of Kreisler Manufacturing Corporation (the "Company") for use at the Annual Meeting of stockholders to be held on Tuesday, November 27, 2001 at 1:30 p.m. (prevailing time) at the offices of the Company, 5960 Central Avenue, Suite H, St. Petersburg, Florida 33707, and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being mailed to stockholders is October 26, 2001.

     The cost of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph, facsimile transmission or teletype by directors, officers or employees of the Company without additional compensation. The Company is required to pay the reasonable expenses incurred by record holders of the Company's Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual stockholder reports to any beneficial owners of the Company's Common Stock they hold of record, upon request of such record holders.

     A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions therein. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Company Common Stock for the election of all nominees for directorships, as described herein. Sending in a signed proxy will not affect the stockholder's right to attend the Annual Meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is voted.

     The Company is not presently aware of any matters (other than procedural matters) which will be brought before the Annual Meeting which are not reflected in the attached Notice of Meeting. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting: (i) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the meeting; (ii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iii) any proposal omitted from this

Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (iv) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed Proxy will vote in accordance with their best judgment.

     The Company had 1,966,047 shares of Common Stock outstanding at the close of business on October 18, 2001, the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for transaction of business at the Annual Meeting. All shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. Each share of Common Stock is entitled to one vote on each matter which may be brought before the meeting. The election of directors will be determined by a plurality vote and the nominees receiving the most "for" votes will be elected. Approval of any other proposal will require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law. In a vote on any other matter to come before the meeting an abstention or broker non-vote will have the same legal effect as an "against vote."


                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The By-laws of the Company provide that the Board of Directors shall consist of not less than three directors and subject to this limitation, the number of directors may be fixed from time to time by action of the stockholders or the directors. The Board of Directors by resolution has set the number of directors at seven.

     At the Annual Meeting, stockholders will elect seven directors to serve for a term of one year and until each of their respective successors is elected and qualified. Unless directed otherwise, the persons named in the enclosed proxy intend to vote such proxy "for" the election of the listed nominees or, in the event of inability of any of the nominees to serve for any reason, for the election of such other person as the Board of Directors may designate to fill the vacancy. The Board has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.

     The following table sets forth information concerning the Company's nominees for election to the Board of Directors. All of the nominees were nominated by the Board of Directors and currently serve as directors. The nominees have consented to being named in the Proxy Statement and to serve if elected.

----------------------      -------------------------------
                                       Principal                      Director of            Age as of
----------------------      -------------------------------           The Company           October 18,
       Name                           Occupation                          Since                 2001
----------------------      -------------------------------          ---------------      ----------------
Edward L. Stern /(1)/       Chairman of the Board and                     1968                   71
                            President of the Company

Robert S. Krupp /(1)(2)/    Financial Consultant                          1989                   50

Wallace N. Kelly            Chief Operating Officer and                   2000                   62
                            Executive Vice-President,
                            Kreisler Industrial Corporation

Edward A. Stern             Vice-President, Kreisler                      1994                   40
                            Industrial Corporation

Michael D. Stern            Vice-President, Kreisler                      1994                   35
                            Industrial Corporation

William A. Kerr (2)         Retired                                       2001                   63

R. James Cudd (2)           Vice-President                                2001                   48
                            Honeywell-International

____________________________
(1)  Member of Compensation Committee
(2)  Member of Audit Committee

     Except for Robert S. Krupp, William A. Kerr and R. James Cudd each of the nominees is an executive officer of the Company or its wholly owned subsidiary, Kreisler Industrial Corporation, and has had the same principal occupation or employment for the past five years. Edward A. Stern and Michael D. Stern are the sons of Edward L. Stern.

     Mr. Edward L. Stern joined the Company in 1948, and has been a director since 1968. In 1972, he became Chairman, President and Chief Executive Officer and continues to hold these positions currently.

     Mr. Krupp has been a financial consultant since 1988. From May 1987 until October 1988, Mr. Krupp was a Partner/Consultant with the Canaan Group, Ltd., a venture capital consulting firm. From May 1985 until May 1987, Mr. Krupp was a self-employed financial consultant and from December 1980 until May 1985, Mr. Krupp was Vice President-Finance of Kinetics Technology International, Inc., an engineering firm.

     Mr. Wallace N. Kelly joined the Company in February 2000 and is currently Chief Operating Officer and Executive Vice-President. Mr. Kelly has been an engineering consultant since 1993. From 1988 to 1993 Wallace N. Kelly worked for Chromalloy Gas Turbine Corporation. From 1961 to 1988 Mr. Kelly held various engineering positions with Pratt and Whitney Division of United Technology Corporation and General Electric Aircraft Engine group.

     Edward A. Stern joined the Company in 1991, and is currently Vice President of Administration, responsible for sales, purchasing, production control and estimating. Prior to joining Kreisler, his experience included five years with American Airlines in the Corporate Finance area.

     Michael D. Stern joined the Company in 1990, and is currently Vice President of Operations, responsible for sales, manufacturing, engineering quality and estimating. Prior to joining Kreisler, he was a marketing representative for Aetna Life and Casualty and a member of their Connections Executive Training program.

     William A. Kerr joined the Board of directors in March 2001. Mr. Kerr from 1995 to the present was a Senior Vice-President and Chief Engineer with Hartford Steam Boiler Inspection and Insurance Company responsible for its engineering management consulting business and prior to that responsible for its engineering staff. From 1964 to 1995 Mr. Kerr was with Pratt & Whitney in various positions, including Vice-President Aftermarket Operations and Spare Parts Sales, Vice-President Development Operations and Materials Engineering, Design Chief for the PW2037 engine and Engineering Manager for the PW2000 program.

     R. James Cudd joined the Board of Directors in February 2001. Mr. Cudd has been associated with the aerospace industry since 1985. Mr. Cudd has been Vice-President Strategic Business Development, Aerospace Group of Honeywwell International since May 1999. Prior thereto, he was President of Inventure Group, Ltd, a consulting practice focused on aerospace and industrial equipment manufacturers and service providers, since September 1995, Vice-President of Business Development of Allied Signal from 1994 to 1995 and held various positions with Pratt & Whitney from 1988 to 1994, including Vice-President of Marketing and Business Management, Commercial Engine Business.

Board of Directors, Committees and Attendance at Meetings

     The Board of Directors of the Company held four meetings and the audit committee and the compensation committee each held one meeting during the Company's fiscal year ended June 30, 2001. All directors attended all Board and applicable committee meetings.

     The Board of Directors has appointed a Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board regarding the salaries, bonuses and other forms of compensation for executive officers of the Company. The current members of the Compensation Committee are Edward L. Stern and Robert S. Krupp.

     The Board of Directors has appointed an Audit Committee. The Audit Committee reviews the results and scope of the annual audit of the Company's financial statements, proposes changes in the Company's financial and accounting standards and principles and the Company's policies and procedures with respect to its internal accounting and financial controls. The Audit Committee also makes recommendations to the Board of Directors on the engagement of the Company's independent auditors, approves the professional services provided by the independent auditors, reviews the independence of the independent auditors, and considers such other matters which may come before the Committee or at the direction of the Board of Directors. The current members of the Audit Committee are Robert S. Krupp, William A. Kerr and R. James Cudd. Each member of the Audit Committee is independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

     The responsibilities of the Audit Committee are described in the Audit Committee Charter adopted by the Audit Committee and the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement.

Audit Committee Report

     The Audit Committee has reviewed and discussed the audited financial statements with the Company's management. The Audit Committee also discussed with Gregory, Sharer and Stuart, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the disclosures from Gregory, Sharer and Stuart required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with Gregory, Sharer and Stuart their independence. Based upon review and discussion referred to above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2001 for filing with the Securities and Exchange Commission.

The Audit Committee

R. James Cudd
William A. Kerr
Robert S. Krupp

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of October 18, 2001, certain information with respect to the beneficial ownership of the Common Stock (i) by each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) by each director of the Company, (iii) by each executive officer of the Company named in the Summary Compensation Table and
(iv) by all directors and executive officers of the Company as a group. Except as otherwise indicated, the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares.

                                                                    Shares Beneficially Owned /(1)/
                                                               ---------------------------------------
                   Name and Address                                    Number              Percent
-------------------------------------------------              ---------------------------------------
Edward L. Stern                                                       942,212 (2)           46.7%
5960 Central Avenue, Suite H
St. Petersburg, Florida  337307

Robert S. Krupp                                                        15,800                  *
26 Mann Drive
Kentfield, CA  94904

Wallace N. Kelly                                                        7,883                  *
1 Seabreeze Ave
Charleston, RI 02813

Edward A. Stern                                                        64,512 (3)            3.3%
180 Van Riper Avenue
Elmwood Park, NJ  07407

Michael D. Stern                                                       64,508 (3)            3.3%
180 Van Riper Avenue
Elmwood Park, NJ  07407

William A. Kerr                                                           400                  *
107 Blue Ridge Drive
Manchester, CT  06040

R. James Cudd                                                           1,000                  *
11962 E. Desert Trail Road
Scottsdale, AZ  85259

All directors and officers of the                                   1,094,915 (4)           53.0%
Company as a group (7 persons)

_________________________________
*  Denotes less than 1%.                                                (footnotes on next page)

(1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of such person and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire within 60 days after October 18, 2001. Beneficial ownership may be disclaimed as to certain of the securities.

(2) This figure includes 683,268 shares held in a Trust for the benefit of Edward L. Stern and 64,000 shares issuable upon the exercise of stock options. This figure does not include 129,532 shares of Common Stock beneficially owned by four children of Mr. Stern, as to which Mr. Stern disclaims beneficial ownership.

(3)  Includes 16,000 shares issuable upon the exercise of stock options.

(4)  Includes 96,000 shares issuable upon the exercise of stock options.


EXECUTIVE COMPENSATION

Compensation of Directors

     Each director of the Company who is not an officer receives a fee of $10,000 per year. Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company. During the fiscal year ended June 30, 2001, R. James Cudd and William A. Kerr each were granted options to acquire 8,000 shares of the Company's common stock at an exercise price of $5.50 per share.

Supplemental Compensation Agreement

     On January 1, 2001, the Company entered into a Supplemental Compensation Agreement with Wallace Kelly. Pursuant to the terms of the agreement, Mr. Kelly is entitled to receive from the Company a bonus payment for providing services to the Company for the compensation period which began on January 1, 2001 and ends on December 31, 2003. The bonus payment is calculated in accordance with the formula attached as Exhibit A to the agreement and varies based on the average market price (as defined in the agreement) of the Company's Common Stock used to calculate the formula. If Mr. Kelly provides services to the Company for the full three year term of the compensation period, the bonus payment is calculated in accordance with the formula using the average market price of the Company's Common Stock on January 1, 2004.

     If a change of control transaction (as defined in the agreement) occurs prior to the end of the compensation period, Mr. Kelly is entitled to the bonus payment upon the closing date of the change of control transaction. The bonus payment is calculated in accordance with the formula using the average market price as of the closing date and is payable within 10 days after the closing date.

     If prior to the end of the compensation period Mr. Kelly either dies or becomes disabled or is terminated by the Company for any reason other than cause (as defined in the Agreement) or Mr. Kelly voluntarily terminates his employment, Mr. Kelly is entitled to a prorated portion of the bonus payment (which is calculated using the formula with the average market price as of the date of death, disability or termination) based upon the number of full months during the compensation period that Mr. Kelly provided services to the Company prior to his death or disability. If prior to the end of the compensation period Mr. Kelly is terminated for cause, Mr. Kelly is entitled to a pro rata portion of the bonus payment (which is calculated using the formula with the average market price the date of termination) based upon the number of full years during the compensation period that Mr. Kelly provided services to the Company prior to his termination.

Summary Compensation Table

     The following table sets forth the compensation earned by the Company's Chief Executive Officer and three other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company during the Company's fiscal years ended June 30, 2001, 2000, and 1999:

                                                              Annual Compensation
                                                       --------------------------------
          Name and Principal             Fiscal                                                   All Other
              Position                    Year            Salary              Bonus             Compensation
     ----------------------------     ------------     -------------     --------------     --------------------
     Edward L. Stern                          2001           160,000             75,000                13,850 /(1)/
     President and                            2000           160,000             20,000                13,850 /(1)/
     Chief Executive Officer                  1999           160,000             53,000                13,850 /(1)/

     Wallace N. Kelly                         2001                --                 --               264,000 /(2)/
     Executive Vice President
     Chief Operations Officer

     Edward A. Stern                          2001            95,000             60,000                    --
     Vice President of                        2000            90,000             20,000                    --
     Administration                           1999            85,000             53,000                    --

     Michael D. Stern                         2001            95,000             60,000                    --
     Vice President of                        2000            90,000             20,000                    --
     Operations                               1999            85,000             53,000                    --

     _______________________
     (1)   Represents premium paid for split-dollar life insurance.
     (2) Mr. Kelly was compensated as a consultant. His compensation reflects per diem consultant fees and reimbursement of lodging and travel expenses.

Option Grants in the Last Fiscal Year
     No stock options were granted during fiscal 2001 to the Named Executive Officers.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

     The following table sets forth certain information concerning the exercise of stock options during fiscal 2001 and the number and value of unexercised options held at the end of fiscal 2001 by the Named Executive Officers.

                                                              Number of Securities               Value of Unexercised
                                                            Underlying Unexercised              In-the-Money Options at
                                                              Options at Year-End                  Fiscal Year-End/(1)/
                                                         -----------------------------        ---------------------------
                        Shares
                      Acquired on        Value
      Name             Exercise         Realized         Exercisable     Unexercisable        Exercisable      Unexercisable
----------------      -----------       --------         -----------     -------------        -----------      -------------
Edward L. Stern                 -              -              64,000                 -        $   348,800                  -
Wallace N. Kelly            5,333       $  6,400                   -                 -                  -                  -
Edward A. Stern                 -              -              16,000                 -        $    87,200                  -
Michael D. Stern                -              -              16,000                 -        $    87,200                  -

_______________________
(1) Represents the difference between $6.70, the last sale price of the Common Stock on June 28, 2001, the last trading day in fiscal 2001, as reported on the Nasdaq Stock Market and the exercise price of in-the-money options, multiplied by the number of exercisable or unexercisable options held, as applicable.

Certain Relationships and Related Transactions

     Robert S. Krupp, a director of the Company, is the Managing Director and more than 10% owner of Oasis Ventures, LLC, a financial advisory firm ("Oasis"). Oasis has been retained by the Company to provide it with financial advisory services. The Company's agreement with Oasis requires that Mr. Krupp perform most of the services required to be performed by Oasis. During the Company's fiscal year ended June 30, 2000, the Company recorded expenses with respect to Oasis of $599,000.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent Stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during fiscal 2001, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners were complied with during fiscal 2001.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals for the 2002 Annual Meeting of Stockholders must be submitted to the Company by June 28, 2002 to receive consideration for inclusion in the Company's Proxy Statement relating to the 2002 Annual Meeting of Stockholders. Any such proposal must also comply with the proxy rules under the Securities Exchange Act of 1934, including Rule 14a-8.

     In addition, stockholders are notified that the deadline for providing the Company timely notice of any stockholder proposal to be submitted outside the Rule 14a-8 process for consideration at the Company's 2002 Annual Meeting of Stockholders is September 11, 2002. As to all such matters which the Company does not have notice on or prior to September 11, 2002, discretionary authority shall be granted to the persons designated in the Company's proxy related to the 2002 Annual Meeting of Stockholders to vote on such proposal.

                            APPOINTMENT OF AUDITORS

     The Board of Directors has appointed Gregory, Sharer & Stuart, independent accountants, to serve as the Company's independent auditors for the year ending June 30, 2002. A representative of Gregory, Sharer & Stuart is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. The representative will have the opportunity to make a statement if he or she so desires.

Audit Fees

     The aggregate fees billed by Gregory, Sharer and Stuart for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2001 and the reviews of the financial statements included in the Company's Forms 10-QSB for that fiscal year was $31,100.

Financial Information Systems Design and Implementation Fees

     The Company did not engage Gregory, Sharer and Stuart to provide professional services related to financial information systems design and implementation for the fiscal year ended June 30, 2001.

All Other Fees

     The aggregate fees billed for services rendered by Gregory, Sharer and Stuart, other than for services covered by the preceding two paragraphs, totaled $16,618 for the fiscal year ended June 30, 2001.

     The Audit Committee has considered and determined that the services provided by Gregory, Sharer and Stuart are compatible with Gregory, Sharer and Stuart maintaining its independence.

                  ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K

     This Proxy Statement is accompanied by the Company's 2001 Annual Report to Stockholders. The Annual Report is not a part of the proxy solicitation materials. Each stockholder can obtain a copy of the Company's Annual Report on Form 10-KSB for the year ended June 30, 2001 as filed with the Securities and Exchange Commission, without charge except for exhibits to the report, by sending a written request to: Kreisler Manufacturing Corporation, 5960 Central Avenue, Suite H, St. Petersburg, Florida 33707, Attention: Edward L. Stern, President and Secretary.

                                 OTHER MATTERS

     The Company is not presently aware of any matters (other than procedural matters) which will be brought before the Meeting which are not reflected in the attached Notice of the Meeting. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting: (i) matters which the Company did not receive notice by September 7, 2001 were to be presented at the Annual Meeting; (ii) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the Annual Meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                              By Order of the Board of Directors



                              Edward L. Stern
                              Secretary

                                 APPENDIX "A"



          KREISLER MANUFACTURING CORPORATION AUDIT COMMITTEE CHARTER


Composition

There shall be a committee of the board of directors (the "Board") to be known as the audit committee, Which, no later than June 14, 2001, shall have at least two (2) members, a majority of the members which shall be independent directors, as such term is defined in Rule 4200 (a) (15) of the National Association of Securities Dealers' ("NASD") listing standards.

The Board shall elect or appoint a chairman of the audit committee who will have authority to act on behalf of the audit committee between meetings.

Responsibilities

The responsibilities of the audit committee are as follows:

     . Ensure its receipt from the outside auditor of a formal written statement, delineating all relationships between the outside auditor and the company consistent with the Independence Standards Board Standard 1.

     . Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the board of directors take appropriate action to oversee the independence of the auditor.

     . In view of the outside auditor's ultimate accountability to the Board and the audit committee, as representatives of the shareholders, the audit committee, acting together with the Board, has the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor (or nominate an outside auditor for shareholder approval in any proxy statement).

     . Review with the outside auditor, the company's internal auditor (if any), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

     . Consider, in consultation with the outside auditor and management of the company, the audit scope and procedures.

     . Review the financial statements contained in the annual report to shareholders with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of financial statements to be presented to the shareholders.

     . Meet with the internal auditor (if any), outside auditor or the management privately to discuss any matters that the audit committee, the internal auditor (if any), the outside auditor or the management believe should be discussed privately with the audit committee.

     .    Review and reassess the adequacy of the committee's charter annually.

     . Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the board.

Limitations

The audit committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent accountants. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                      KREISLER MANUFACTURING CORPORATION
               ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 27, 2001
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Edward L. Stern, as attorney-in-fact and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to appear at the annual meeting of Stockholders of Kreisler Manufacturing Corporation (the "Company") to be held on the 27th day of November, 2001 and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as follows:

(1)  ELECTION OF DIRECTORS
     [_] FOR the nominees listed below               [_] WITHHOLDING AUTHORITY
         (except as marked to the contrary below)        to vote for all
                                                         nominees listed below

Nominees:   Edward L. Stern                          Michael D. Stern
            Robert S. Krupp                          R. James Cudd
            Wallace N. Kelly                         William  A. Kerr
            Edward A. Stern

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below).
           _________________________________________________________

(2) To transact such other business as may properly come before this meeting or any postponement or adjournment thereof.


        THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED.

        THIS PROXY CONFERS CERTAIN DISCRETIONARY AUTHORITY DESCRIBED IN THE PROXY STATEMENT. THE ATTORNEY AND PROXY NAMED HEREIN MAY EXERCISE ALL OF THE POWERS HEREUNDER.

     The undersigned hereby acknowledges receipt of the Company's Proxy Statement relating to the 2001 Annual Meeting of Stockholders and the Company's Annual Report to Stockholders for 2001.

                              Dated: __________________________, 2001
                                             (Please date)

                              ________________________________________(SEAL)
                                        (Stockholders Signature)

                              Please sign your name exactly as it appears on your stock certificate(s), including any official position or representative capacity. If shares are registered in more than one name, all owners should sign.

                    Please Date, Sign and Mail in the Enclosed Reply Envelope